EXHIBIT 99.1 1 INVESTOR PRESENTATION MAY 2020

FORWARD-LOOKING STATEMENTS 2 THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS ABOUT THE BUSINESS, FINANCIAL CONDITION AND PROSPECTS OF FIRSTCASH, INC. AND ITS WHOLLY OWNED SUBSIDIARIES (TOGETHER, THE “COMPANY”). FORWARD-LOOKING STATEMENTS, AS THAT TERM IS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING TERMINOLOGY SUCH AS “OUTLOOK,” “BELIEVES,” “PROJECTS,” “EXPECTS,” “MAY,” “ESTIMATES,” “SHOULD,” “PLANS,” “TARGETS,” “INTENDS,” “COULD,” “WOULD,” “ANTICIPATES,” “POTENTIAL,” “CONFIDENT,” “OPTIMISTIC,” OR THE NEGATIVE THEREOF, OR OTHER VARIATIONS THEREON, OR COMPARABLE TERMINOLOGY, OR BY DISCUSSIONS OF STRATEGY, OBJECTIVES, ESTIMATES, GUIDANCE, EXPECTATIONS AND FUTURE PLANS. FORWARD-LOOKING STATEMENTS CAN ALSO BE IDENTIFIED BY THE FACT THESE STATEMENTS DO NOT RELATE STRICTLY TO HISTORICAL OR CURRENT MATTERS. RATHER, FORWARD-LOOKING STATEMENTS RELATE TO ANTICIPATED OR EXPECTED EVENTS, ACTIVITIES, TRENDS OR RESULTS. BECAUSE FORWARD-LOOKING STATEMENTS RELATE TO MATTERS THAT HAVE NOT YET OCCURRED, THESE STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES. WHILE THE COMPANY BELIEVES THE EXPECTATIONS REFLECTED IN FORWARD-LOOKING STATEMENTS ARE REASONABLE, THERE CAN BE NO ASSURANCES SUCH EXPECTATIONS WILL PROVE TO BE ACCURATE. SECURITY HOLDERS ARE CAUTIONED SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES. CERTAIN FACTORS MAY CAUSE RESULTS TO DIFFER MATERIALLY FROM THOSE ANTICIPATED BY THE FORWARD- LOOKING STATEMENTS MADE IN THIS PRESENTATION. SUCH FACTORS MAY INCLUDE, WITHOUT LIMITATION, THE RISKS, UNCERTAINTIES AND REGULATORY DEVELOPMENTS (1) RELATED TO THE COVID-19 PANDEMIC, WHICH INCLUDE RISKS AND UNCERTAINTIES RELATED TO THE CURRENT UNKNOWN DURATION OF THE COVID-19 PANDEMIC, THE IMPACT OF GOVERNMENTAL REGULATIONS THAT HAVE BEEN, AND MAY IN THE FUTURE BE, IMPOSED IN RESPONSE TO THE PANDEMIC, INCLUDING REGULATIONS WHICH COULD ADVERSELY AFFECT THE COMPANY’S ABILITY TO CONTINUE TO OPERATE AS AN “ESSENTIAL BUSINESS,” POTENTIAL CHANGES IN CONSUMER BEHAVIOR AND SHOPPING PATTERNS, WHICH COULD IMPACT DEMAND FOR BOTH THE COMPANY’S PAWN LOAN AND RETAIL PRODUCTS, THE POTENTIAL EFFECTS OF GOVERNMENT STIMULUS PACKAGES, THE DETERIORATION IN THE ECONOMIC CONDITIONS IN THE UNITED STATES AND LATIN AMERICA, WHICH POTENTIALLY COULD HAVE AN IMPACT ON DISCRETIONARY CONSUMER SPENDING, AND CURRENCY FLUCTUATIONS, PRIMARILY INVOLVING THE MEXICAN PESO AND (2) THOSE DISCUSSED AND DESCRIBED IN THE COMPANY’S 2019 ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) ON FEBRUARY 3, 2020, INCLUDING THE RISKS DESCRIBED IN PART 1, ITEM 1A, “RISK FACTORS” THEREOF, AND OTHER REPORTS FILED SUBSEQUENTLY BY THE COMPANY WITH THE SEC. MANY OF THESE RISKS AND UNCERTAINTIES ARE BEYOND THE ABILITY OF THE COMPANY TO CONTROL, NOR CAN THE COMPANY PREDICT, IN MANY CASES, ALL OF THE RISKS AND UNCERTAINTIES THAT COULD CAUSE ITS ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE INDICATED BY THE FORWARD-LOOKING STATEMENTS. THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESENTATION SPEAK ONLY AS OF THE DATE OF THIS PRESENTATION, AND THE COMPANY EXPRESSLY DISCLAIMS ANY OBLIGATION OR UNDERTAKING TO REPORT ANY UPDATES OR REVISIONS TO ANY SUCH STATEMENT TO REFLECT ANY CHANGE IN THE COMPANY’S EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED, EXCEPT AS REQUIRED BY LAW.

COVID-19 UPDATE 3 As of Press Release 04/22/2020 “DURING THESE UNPRECEDENTED TIMES RELATED TO THE COVID-19 PANDEMIC, WE ARE FOCUSED ON ENSURING THE HEALTH AND SAFETY OF OUR EMPLOYEES AND CUSTOMERS. FIRSTCASH ALSO REMAINS COMMITTED TO PROVIDING ESSENTIAL FINANCIAL SERVICES TO OUR CUSTOMERS WHO DEPEND ON US FOR THEIR SHORT-TERM CASH NEEDS, ESPECIALLY DURING UNCERTAIN ECONOMIC TIMES. IN ADDITION, OUR STORES ARE A SOURCE OF ESSENTIAL MERCHANDISE, SUCH AS LAPTOPS AND OTHER ELECTRONIC PRODUCTS, NEEDED TO FACILITATE REMOTE WORKING AND LEARNING. OUR CUSTOMERS, MANY OF WHOM ARE TRADESPEOPLE, PURCHASE OUR TOOLS AND EQUIPMENT FOR ESSENTIAL MAINTENANCE AND SECURITY FOR HOMES AND BUSINESSES. WE ARE DOING OUR BEST TO CONTINUE SERVING ALL OF OUR CUSTOMERS AND COMMUNITIES SAFELY, WITH AS LITTLE DISRUPTION AS POSSIBLE” — RICK WESSEL, CEO IMPACT OF COVID-19: ✓ AS OF APRIL 21, 2020 APPROXIMATELY 98% OF THE COMPANY’S 2,740 STORES IN THE UNITED STATES AND LATIN AMERICA ARE OPEN, WHERE IN MOST JURISDICTIONS, PAWNSHOPS HAVE BEEN DESIGNATED AS ESSENTIAL FINANCIAL INSTITUTIONS BY FEDERAL GUIDELINES AND LOCAL REGULATIONS ✓ WE ARE TAKING NECESSARY HEALTHCARE PRECAUTIONS IN ACCORDANCE WITH THE GUIDELINES OF THE CENTERS FOR DISEASE CONTROL AND STATE AND LOCAL AUTHORITIES. THIS INCLUDES THE ADOPTION OF STRICT SOCIAL DISTANCING AND HYGIENE PROTOCOLS IN OUR STORES AND PROMOTING REMOTE WORK SOLUTIONS FOR CORPORATE AND SUPPORT STAFF WHERE FEASIBLE — WE ARE VERY PROUD AND APPRECIATIVE OF OUR DEDICATED EMPLOYEES WHO ARE WORKING UNDER CHALLENGING CIRCUMSTANCES ✓ FIRSTCASH’S BALANCE SHEET AND LIQUIDITY REMAIN STRONG. AS OF APRIL 21, 2020 WE HAVE OVER $80 MILLION OF CASH ON HAND AND $200 MILLION OF AVAILABLE BORROWING CAPACITY UNDER OUR UNSECURED LINES OF CREDIT. ADDITIONAL WORKING CAPITAL ALSO INCLUDES OVER $500 MILLION IN FULLY COLLATERALIZED, SHORT- TERM PAWN LOANS AND HIGHLY LIQUID, FAST-TURNING INVENTORIES ✓ IMPACTS ON BOTH PAWN LENDING AND RETAIL DEMAND OVER THE BALANCE OF THE YEAR IS DIFFICULT TO PREDICT. ADDING TO THE UNCERTAINTY IS THE VOLATILITY OF FOREIGN CURRENCIES, INCLUDING THE MEXICAN PESO. CURRENCY VOLATILITY WILL HAVE A SIGNIFICANT IMPACT ON OUR EARNINGS WHEN TRANSLATED INTO U.S. DOLLARS. THE DEGREE AND TIMING OF THESE COMBINED IMPACTS MAKE IT IMPRACTICAL AT THIS TIME TO PROVIDE ACCURATE EARNINGS GUIDANCE FOR 2020, AND FOR THIS REASON WE ARE WITHDRAWING THE GUIDANCE WE GAVE IN OUR FOURTH QUARTER 2019 EARNINGS RELEASE

4 U.S. OPERATIONS – 1,052 STORES IN 24 STATES AND THE DISTRICT OF COLUMBIA WHO WE ARE LEADING INTERNATIONAL PAWN OPERATOR WITH MORE THAN 2,700 RETAIL PAWN LOCATIONS AND 20,000 EMPLOYEES IN 5 COUNTRIES 1,052 PAWN-FOCUSED BUSINESS MODEL SMALL SECURED PAWN LOANS TO UNBANKED AND CENTRAL + SOUTH AMERICA OPERATIONS – 80 STORES UNDERBANKED CONSUMERS – FULL SERVICE LENDING AND RETAIL WITH STRONG MARGINS AND CASH FLOWS; EL SALVADOR GUATEMALA COLOMBIA RECESSION-RESISTANT BUSINESS MODEL DOMESTIC 13 55 12 GROWTH STRATEGY LATAM PROVEN MULTI-COUNTRY GROWTH STRATEGY WITH MATURE U.S. BUSINESS AND A LONG RUNWAY FOR GROWTH IN LATIN AMERICA MEXICO OPERATIONS – 1,608 STORES IN ALL 32 STATES SHAREHOLDER VALUE 1,608 STRONG BALANCE SHEET TO FUND FUTURE GROWTH, ACQUISITIONS, SHARE BUYBACKS AND PAY DIVIDENDS Store counts as of 03/31/2020

WHY FIRSTCASH? 5 ATTRACTIVE INDUSTRY DYNAMICS 1 –PAWN LENDING PERFORMED WELL IN PAST CYCLES OF CONSUMER CREDIT CONTRACTION –CUSTOMER BASE IS UNDERSERVED – MOST LENDERS DO NOT OFFER LOANS OF $150 OR LESS –STABLE REGULATORY ENVIRONMENT SHAREHOLDER RETURNS & 3 STOCK REPURCHASES STRONG GROWTH METRICS –RISING DIVIDEND –SHARE REPURCHASES 2 –STORE LOCATIONS –NET INCOME AND EPS –STRONG CASH FLOW TO FUEL GROWTH $1.08 $1.08 $275 $1.02 $1.02 2,679 2,679 1,864 $3.89 $0.91 $0.91 $3.81 2,473 2,473 $3.53 1,781 1,781 1,780 1,780 $3.41 $0.77 $0.77 2,111 2,111 $3.00 $2.74 $114 $93 $80 STORE COUNT REVENUE EPS ADJUSTED EPS SHARES REPURCHASED ANNUAL DIVIDEND PER SHARE $ IN MILLIONS $ IN MILLIONS 2017 2018 2019 Q1-2020 2020 RUN-RATE

FIRSTCASH TIMELINE 6 1988 – BEGAN 2015 – 2016 PERATIONS IN EXAS O T MAXI PRENDA ACQUISITION – FIRST STORES IN GUATEMALA & EL SALVADOR Q1–2020 U.S. ROLL-UPS STORE COUNT ~ 100 STORES CONTINUED U.S. GROWTH 2,740 2018 – FIRST DE NOVO THROUGH ACQUISITIONS STORES IN COLOMBIA 1988 1999 2015 2019 2020 6 EXPANSION IN MEXICO – 1992 – IPO DE NOVO & ACQUISITIONS 1999 – FIRST STORES IN MEXICO 2018 – 2019 PRENDAMEX ACQUISITIONS – TAMAULIPAS, MEXICO 2016 – MERGER WITH OVER 500 STORES IN MEXICO OVER 800 U.S. STORES

LARGEST PAWN OPERATOR IN THE AMERICAS 7 – PAWN OPERATIONS REPRESENT 99% OF REVENUE – ALMOST $2 BILLION IN TOTAL REVENUE 1% 1% 5% 1% 55% 30% TOTAL REVENUE NET REVENUE $1.9 BILLION $1.0 BILLION 64% 43% 1 RETAIL SALES PAWN FEES SCRAP JEWELRY SALES CONSUMER LOAN/SERVICE FEES 1Consumer lending operations are expected to account for approximately one quarter of one percent, or 0.25%, of total revenues in 2020 TTM results as of 03/31/2020

PAWN LOANS ARE SMALL, AFFORDABLE AND WITH NO CREDIT RISK 8 ✓ PAWN LOANS ARE SMALL AND ✓ TYPICAL PAWN TRANSACTION CYCLE AFFORDABLE WITH A SHORT DURATION – TOTAL TRANSACTION TIME LESS THAN 15 MINUTES – TYPICALLY 30 TO 60 DAY TERM CUSTOMER ENTERS STORE – AVERAGE LOAN SIZE: WITH PERSONAL ASSET U.S. $182 ~25% - 30% ~70% - 75% LATAM $67 PAWN LOAN SELLS ASSET TO COMPANY $0 $50 $100 $150 $200 (COLLATERALIZED WITH ASSET) Results as of 03/31/2020; LatAm presented as constant currency ✓ LOANS FULLY COLLATERALIZED WITH ~25%~25% ~75%~75% PERSONAL PROPERTY CUSTOMER DOES NOT CUSTOMER REPAYS LOAN – COLLATERAL HELD IN SECURE BACKROOM OF STORE REPAY LOAN OR FEE & PAWN SERVICE FEE – RAPID LIQUIDATION OF FORFEITED COLLATERAL THROUGH PAWN SHOP RETAIL OPERATIONS – TYPICAL RETAIL MARGIN OF 35% TO 40% ON SALE RETAIL SALES PAWN SERVICE FEES OF FORFEITED COLLATERAL TYPICAL MARGIN = 35% - 40% MONTHLY YIELD = 12% - 13%

PAWN COLLATERAL AND INVENTORY COMPOSITION 9 U.S. SEGMENT LATAM SEGMENT 13% 30% 69% 53% 6% 3% PAWN COLLATERAL 6% PAWN COLLATERAL 3% 2% 2% 2% 11% 15% 46% 58% 38% 10% INVENTORY INVENTORY 3% 10% 2% 4% 2% 11% 1% JEWELRY ELECTRONICS TOOLS SPORTING GOODS MUSICAL INSTRUMENTS OTHER Results as of 03/31/2020

PAWN REVENUE GROWTH ACROSS ECONOMIC CYCLES LEGACY FIRST CASH U.S. AND LATAM CORE GROSS PROFIT1 PER STORE 10 FINANCIAL CRISIS POST CRISIS RECOVERY CURRENT CYCLE $900 $817 $804 $774 $770 $763 $784 $750 $710 $732 $705 $732 $606 $647 $600 $450 U.S. $300 $150 $0 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 $600 $540 $542 $545 $490 $500 $456 $462 $450 $454 $421 $433 2 $379 $400 $349 M A $300 AT L $200 $100 $0 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 PAWN FEES PER STORE RETAIL SALES GP PER STORE 1Core pawn GP from legacy U.S. and LatAm stores in operation since 2006 2CC Revenue, 2008 MXN @ 11.16 – Constant currency results are non-GAAP financial measures and are calculated by translating 2009 – 2019 amounts using the Avg. Fx rate for the year ended December 31, 2008.

PAWNSHOPS SERVE UNBANKED AND UNDERBANKED CONSUMERS 11 PAWN LOANS CAN BE EASILY ACCESSED BY CUSTOMERS WITH LIMITED ACCESS TO TRADITIONAL CREDIT PRODUCTS — NO BANK ACCOUNT OR CREDIT HISTORY NECESSARY — ONLY A VALID GOVERNMENT ISSUED ID AND COLLATERAL REQUIRED TRUE MICROFINANCE PRODUCT — SMALL, AFFORDABLE AND LOWER COST ALTERNATIVE TO PAYDAY LOANS PAWNS ARE CUSTOMER FRIENDLY — NON-RECOURSE LOANS — NO LATE FEES — NO COLLECTIONS — NO NEGATIVE EXTERNAL CREDIT REPORTING “About 53 million U.S. adults don’t have credit scores. Another roughly 56 million have subprime scores. Some have a checkered borrowing history or high debt loads. But others, banks point out, just don’t have traditional borrowing backgrounds, often because they are new to the U.S. or pay for most expenses with cash” — The Wall Street Journal

12 ENVIRONMENTAL SUSTAINABILITY CIRCULAR ECONOMY NO SUPPLY CHAIN NEIGHBORHOOD-BASED STORES WHICH CONTRIBUTE TO THE LOCAL SOURCING OF PRE-OWNED GOODS ELIMINATES NEED FOR MANUFACTURING MODERN “CIRCULAR ECONOMY” – BUY → USE → RETURN FACILITIES, DISTRIBUTION CENTERS AND TRANSPORTATION SERVICES SAFE ENVIRONMENT RECYCLE BUY AND RESELL POPULAR CONSUMER PRODUCTS IN A SAFE INVENTORY IS PRE-OWNED MERCHANDISE WHICH IS SOURCED AND THEN AND SECURE ENVIRONMENT FOR EMPLOYEES AND CUSTOMERS RECYCLED WITHIN EACH STORE’S GEOGRAPHIC NEIGHBORHOOD With over 14 million individual pre-owned items sold annually, we believe we are one of the largest resellers of recycled consumer products in the Americas…

13 LATIN AMERICA OVERVIEW

FIRSTCASH LATAM GROWTH – REVENUE AND STORE COUNT 14 REVENUE GROWTH STORE COUNT 1,623 1,688 1,379 $803 ACQUISITIONS 862 999 828 955 672 DE NOVO OPENINGS $666 737 308 309 130 $573 795 826 607 647 690 707 $485 2015 2016 2017 2018 2019 Q1-2020 $368 $671 STORE ADDITIONS BY YEAR $557 $487 418 $417 $368 ACQUISITIONS 252 220 DE NOVO 366 OPENINGS 163 2015 2016 2017 2018 2019 179 70 50 67 TOTAL REVENUE, USD $ CC REVENUE, 2015 MXN @ 15.85 32 5 89 36 38 41 45 52 31 Presented constant currency results are non-GAAP financial measures and are calculated by translating 2016, 2017, 2015 2016 2017 2018 2019 Q1-2020 2018 and 2019 amounts using the average exchange rate for the year ended December 31, 2015

ALMOST 1,700 LATAM LOCATIONS IN 4 COUNTRIES 15 LATIN AMERICA CONTINUES TO BE THE PRIMARY STORE GROWTH VEHICLE - SIGNIFICANT UNTAPPED POTENTIAL IN THE REGION ✓ SUBSTANTIAL INFRASTRUCTURE AND CASH FLOWS TO MEXICO OPERATIONS – 1,608 STORES IN 32 STATES ACCOMPLISH NEW ACQUISITIONS AND DE NOVO EXPANSION POPULATION GDP PER CAPITA 132M US $8.9K ✓ SIGNIFICANT RUNWAY FOR CONTINUED STORE OPENINGS AND INFLATION INFORMAL MARKET STRATEGIC ACQUISITIONS IN MEXICO 1,608 4.8% 54% ✓ 12 STORES OPENED IN COLOMBIA SINCE 2018. COLOMBIA IS A SIGNIFICANT MARKET WITH A POPULATION OF ALMOST 50 MILLION ✓ 22 NEW STORES OPENED IN GUATEMALA SINCE 2018. THEY CENTRAL AND SOUTH AMERICA OPERATIONS – 80 STORES MARK THE INTRODUCTION OF THE COMPANY’S LARGE FORMAT FIRST CASH BRANDED STORES IN THE COUNTRY GUATEMALA EL SALVADOR COLOMBIA 18M 6M 50M ✓ LOOK STRATEGICALLY FOR ADDITIONAL EXPANSION AND $4.5K $3.9K $6.3K ACQUISITION OPPORTUNITIES IN OTHER LATIN AMERICAN 55 13 12 MARKETS 2.3% 0.4% 3.2% 74% 65% 64% Store counts as of 03/31/2020; Economic data sourced from World Bank, Forbes and Federal Reserve Bank of Boston

16 PRENDAMEX ACQUISITIONS 529 ACQUIRED PRENDAMEX STORES IN 2018 AND 2019 – MOSTLY SMALLER FORMAT LOCATIONS (TYPICALLY LESS THAN 2,500 FT2) IN HIGH TRAFFIC AREAS – FOCUSED ON JEWELRY AND SMALL ELECTRONICS MANY SIMILARITIES TO THE SUCCESSFUL MAXI PRENDA ACQUISITION IN MEXICO IN EARLY 2016 – POTENTIAL TO INCREASE RETAIL SALES AND MARGINS – PAIRS WITH LARGE FORMAT FIRSTCASH STORES TO ACCESS MORE URBAN NEIGHBORHOODS PRENDAMEX STORES ARE PERFORMING WELL POST ACQUISITION – CONSTANT CURRENCY SAME-STORE CORE REVENUES UP 17% IN THE FIRST QUARTER OF 2020 ▪ 21% INCREASE IN RETAIL SALES ▪ 11% INCREASE IN PAWN FEES

PROVEN NEW STORE OPENING PROCESS UNDEVELOPED SITE 17 AND RAPID PAYBACK MODEL NEW STORE TYPICAL MEXICO NEW STORE RAMP ($ IN USD) 1 REVENUE INVESTMENT (USD $) $600 CAP EX $181,000 $500 ◼ OPENED FIRST STORES IN MEXICO IN 1999 - LEASEHOLD IMPROVEMENTS & $400 FIXTURES ◼ EXPERIENCED REAL ESTATE DEVELOPMENT TEAM $300 - COMPUTER & SECURITY ◼ PROVEN SITE SELECTION STRATEGY EQUIPMENT $200 $100 SAME SITE AFTER REDEVELOPMENT TART UP OSSES S - L $26,000 $0 - PRE-OPENING YEAR 1 YEAR 2 YEAR 3 YEAR 4 YEAR 5 - FIRST SIX MONTHS OF STORE LEVEL INCOME (PRE-TAX) OPERATION $120 TOTAL STORE INVESTMENT $207,000 $90 WORKING CAPITAL (USD $) $60 FIRST YEAR FOR NEW STORE $93,000 $30 - OPERATING CASH - LOAN FUNDING $0 ◼ STANDARDIZED STORE LAYOUTS, FIXTURES AND EQUIPMENT - INVENTORY ◼ STATE OF THE ART SECURITY TECHNOLOGY -$30 ◼ CONSISTENT PROCESS ENSURES THE NEW STORES ARE DELIVERED YEAR 1 YEAR 2 YEAR 3 YEAR 4 YEAR 5 _ON TIME AND WITHIN BUDGET 1 Peso to dollar exchange rate of 19.3

18 UNITED STATES OVERVIEW

OVER 1,000 U.S. LOCATIONS IN 24 STATES 19 AND THE DISTRICT OF COLUMBIA ✓OPERATIONS FOCUSED IN STATES WITH: – GROWING POPULATIONS 32 WA – STABLE AND FAVORABLE REGULATIONS ✓SIGNIFICANT UNDERBANKED DEMOGRAPHICS 2 WY 27 1 OH 3DC ✓CONTINUE SCOUTING SMALL ACQUISITIONS NV 6 NE 27 29 67 29 IN 29MD UT IL 6 VA IN EXISTING MARKETS CO 24 26 MO KY 41NC – HIGHLY FRAGMENTED INDUSTRY 27 18 OK TN 53 27 – OPPORTUNITY FOR CONTINUED ROLLUPS OF SMALL INDEPENDENT SC AZ 8 45 OPERATORS (1 TO 20 STORES) AL GA 417 26 TX LA ✓RECENT ACQUISITIONS BY YEAR 6 76 AK FL 2019 27 2018 27 FirstCash headquarters located in Fort Worth, Texas — Store counts as of 03/31/2020 0 5 10 15 20 25 30 STORES ACQUIRED

U.S. OPERATING TRENDS: 20 RETURN ON EARNING ASSETS $1,000 156% 148% 160.0% SCRAP GP ✓NET REVENUE FROM PAWN OPERATIONS 138% $750 122% CONTINUES TO INCREASE: 120.0% RETAIL GP $500 PAWN FEES – EXCLUDING CONSUMER LENDING AND WHOLESALE SCRAP SALES, 80.0% Q1-2020 GROSS PROFIT FROM CORE PAWN OPERATIONS GP RETURN ON $250 40.0% INCREASED 4% COMPARED TO PRIOR-YEAR EARNING ASSETS – GROWTH PRIMARILY A RESULT OF IMPROVEMENTS IN RETAIL $0 0.0% SALES MARGINS AND PAWN YIELDS 2017 2018 2019 TTM Q1-2020 ✓RETAIL MARGIN IMPROVEMENTS: RETAIL MARGIN BY QUARTER 40% – Q1-2020 MARGIN OF 39% COMPARED TO 37% IN THE PRIOR- 39.0% YEAR PERIOD DRIVEN BY CONTINUED OPERATING IMPROVEMENTS 38% 38.6% 38.3% IN THE CASH AMERICA STORES 36.8% 38.0% ARGIN 37.3% 37.0% M 36.8% – COUPLED WITH THE 5% INCREASE IN TOP-LINE RETAIL SALES, 36% 35.2% TOTAL GROSS PROFIT FROM RETAIL OPERATIONS INCREASED 11% ETAIL R 34% FOR THE QUARTER 32% Q1 Q2 Q3 Q4-2018 Q1 Q2 Q3 Q4-2019 Q1 QTD RETAIL MARGIN See appendix for reconciliation to segment pre-tax operating income.

STABLE REGULATORY CLIMATE FOR PAWN 21 ✓PAWN LOANS ARE DIFFERENT FROM TRADITIONAL CONSUMER LOAN PRODUCTS AND NOT SUBJECT TO THE CFPB SMALL DOLLAR LOAN RULES BECAUSE THEY: — ARE COLLATERALIZED WITH TANGIBLE ASSET — ARE NON-RECOURSE LOANS — HAVE SIGNIFICANTLY SMALLER AVERAGE LOAN SIZES — DO NOT INVOLVE CREDIT CHECKS, COLLECTION ACTIVITIES, ACH TRANSACTIONS OR NEGATIVE CREDIT REPORTING ✓REGULATIONS ARE PRIMARILY AT THE STATE LEVEL IN THE U.S. AND THE FEDERAL LEVEL IN LATIN AMERICA — NO SIGNIFICANT NEGATIVE REGULATORY CHANGES IN THE LAST 25 YEARS — STATES WITH A POSITIVE RATE CHANGE INCLUDE: – OHIO: ENACTED MARCH 28, 2017 – WASHINGTON: ENACTED JULY 24, 2015 – ARIZONA: ENACTED JULY 24, 2014 – NEVADA: ENACTED OCTOBER 1, 2011

WIND-DOWN OF NON-CORE CONSUMER LENDING PRODUCTS AND STORES 22 PRO FORMA INCLUDING CASH AMERICA CONSUMER LOAN REVENUE CONSUMER LOAN LOCATIONS $140 10% 600 531 $118 9% $120 500 8% 82 448 434 $100 $93 7% 64 400 114 63 7% $77 6% $80 113 5% 300 113 279 $60 5% $56 8 4% 4% 200 113 $40 3% 335 3% 2% 271 258 $20 100 $20 158 47 $0 1% 6 $0 1% 0% 0% 0 41 2015 2016 2017 2018 2019 Q1-2020 2015 2016 2017 2018 2019 GROSS CONSUMER LOAN REVENUE % OF CONSOLIDATED REVENUE INSIDE PAWN STORES CASHLAND (OHIO) CONSUMER LOANS ONLY

23 FINANCIAL HIGHLIGHTS

REVENUE AND EARNINGS GROWTH 24 ($ IN MILLIONS) REVENUE PROFITABILITY $1,864 $1,863 $1,780 $1,781 $168 $304 $20 $11 $165 $158 $284 $77 $56 $153 $273 $144 $131 $1,088 $180 $44 $1,844 $1,852 $85 $1,703 $1,725 $60 $1,045 2016 2017 2018 2019 TTM NET INCOME ADJUSTED NET INCOME1 ADJUSTED EBITDA1 Q1-2020 PAWN REVENUE CONSUMER LENDING REVENUE 2016 2017 2018 2019 RETAIL SALES SCRAP SALES CONSUMER LOAN FEES PAWN LOAN FEES 1 Non-GAAP financial measure. See reconciliation of non-GAAP financial measures elsewhere in this presentation

EARNINGS PER SHARE 25 $4.50 $4.00 $3.81 $3.89 $3.53 $3.50 $3.41 $3.00 $3.00 $2.74 $2.50 $2.44 $2.00 $1.72 $1.50 $1.00 $0.50 $0.00 2016 2017 2018 2019 EARNINGS PER SHARE ADJUSTED EARNINGS PER SHARE1 1 Non-GAAP financial measure. See reconciliation of non-GAAP financial measures elsewhere in this presentation

DIVIDEND GROWTH 26 ANNUALIZED DIVIDEND INCREASED 8% TO $1.20 $1.08 PER SHARE BEGINNING Q4-2019 $1.08 IDENTIFIES DIVIDEND INCREASE $1.02 $1.00 $0.91 $0.27 $0.27 $0.80 $0.77 $0.25 $0.20 $0.27 $0.60 $0.57 $0.25 $0.22 $0.19 $0.19 $0.40 $0.27 $0.25 $0.125 $0.22 $0.19 $0.20 $0.125 $0.25 $0.27 $0.19 $0.22 $0.125 $0.00 2016 2017 2018 2019 2020 RUN RATE QTR 1 QTR 2 QTR 3 QTR 4

SHARE REPURCHASES 27 REPRESENTS 15% OF SHARE COUNT SINCE 2016 MERGER $300 8.0 $275 7.2 7.0 $250 6.3 ) 6.0 ) ILLIONS $200 M 5.0 ( 5.0 ILLIONS M ( OUNT C $150 4.0 $114 EPURCHASES 3.0 EPURCHASE R R $100 $93 HARE $80 S 2.0 1.6 UMULATIVE C $50 1.0 $0 0.0 2017 2018 2019 Q1-2020 SHARES REPURCHASED – CUMULATIVE NUMBER REPURCHASES - $ AMOUNT

POST-MERGER CASH FLOWS SUPPORT INVESTMENTS AND 28 SHAREHOLDER RETURNS WITH MINIMAL ADDED LEVERAGE CAPITAL ALLOCATION - POST MERGER ACTIVITY OUTSTANDING DEBT 10/01/2016 TO 03/31/2020 AT MERGER – 09/30/2016 TO 03/31/2020 $1,200 $1,121 LINE OF CREDIT 2021 SR. NOTES 2024 SR. NOTES MEXICO LOC $124 $700 $656 5.0 $1,000 CAP EX 4.5 $600 $26 $175 $560 4.0 $800 ACQUISITIONS $118 $500 3.4X 3.5 $330 3.0 $142 $400 NET DEBT TO $600 REAL ESTATE $360 ADJ. EBITDA1 2.5 $300 2.0 $400 DIVIDENDS 1.9X $200 1.5 $562 1.0 $200 SHARE REPURCHASES $300 $100 $200 0.5 $0 $0 0.0 10/1/2016 TO 03/31/2020 AT MERGER – 09/30/2016 03/31/2020 1Adjusted EBITDA, which is a component used in the calculation of the Net Debt Ratio, is a non-GAAP financial measure; See Company’s 04/22/2020 press release for a calculation of the Net Debt Ratio.

$1.9 BILLION IN GROWTH INVESTMENTS & SHAREHOLDER PAYOUTS 29 THE LAST 10 YEARS (SINCE 2009) ($ IN MILLIONS) CUMULATIVE TOTAL $1.9 BILLION $2,000 STOCK REPURCHASES & DIVIDENDS: ACQUISITIONS: - 12,456,087 SPLIT-ADJUSTED SHARES REPURCHASED - 215 STORES ACQUIRED IN U.S. $1,800 - $153 MILLION IN CUMULATIVE DIVIDENDS PAID - 865 STORES ACQUIRED IN LATIN AMERICA $1,600 CAPITAL EXPENDITURES: $1,400 - INCLUDES 672 DE NOVO STORE OPENINGS $954 $1,200 $1,000 $800 $558 $600 $400 $200 $424 $0 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Q1-2020 As of 12/31/2019 STOCK REPURCHASES & DIVIDENDS ACQUISITIONS CAPITAL EXPENDITURES OUTSTANDING DEBT

30 INVESTMENT RECAP PAWN-FOCUSED BUSINESS MODEL ‒ SMALL SECURED PAWN LOANS TO UNBANKED AND UNDERBANKED CONSUMERS WITH LIMITED ACCESS TO TRADITIONAL CREDIT PRODUCTS ‒ FULL-SERVICE LENDING AND RETAIL MODEL IS A SIGNIFICANT COMPETITIVE ADVANTAGE WITH STRONG MARGINS AND CASH FLOWS ‒ RECESSION-RESISTANT BUSINESS MODEL PROVEN MULTI-COUNTRY GROWTH STRATEGY – MATURE U.S. BUSINESS GENERATES SIGNIFICANT CASH FLOW – LONG RUNWAY FOR GROWTH IN LATIN AMERICA WHERE CUSTOMER DEMOGRAPHICS ARE FAVORABLE AND COMPETITION IS LIMITED STRONG BALANCE SHEET TO FUND FUTURE GROWTH, ACQUISITIONS, SHARE BUYBACKS AND PAY DIVIDENDS

31 APPENDIX

NON-GAAP FINANCIAL INFORMATION 32 THE COMPANY USES CERTAIN FINANCIAL CALCULATIONS SUCH AS ADJUSTED NET INCOME, ADJUSTED DILUTED EARNINGS PER SHARE, EBITDA, ADJUSTED EBITDA, FREE CASH FLOW, ADJUSTED FREE CASH FLOW AND CONSTANT CURRENCY RESULTS AS FACTORS IN THE MEASUREMENT AND EVALUATION OF THE COMPANY’S OPERATING PERFORMANCE AND PERIOD-OVER-PERIOD GROWTH. THE COMPANY DERIVES THESE FINANCIAL CALCULATIONS ON THE BASIS OF METHODOLOGIES OTHER THAN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“GAAP”), PRIMARILY BY EXCLUDING FROM A COMPARABLE GAAP MEASURE CERTAIN ITEMS THE COMPANY DOES NOT CONSIDER TO BE REPRESENTATIVE OF ITS ACTUAL OPERATING PERFORMANCE. THESE FINANCIAL CALCULATIONS ARE “NON-GAAP FINANCIAL MEASURES” AS DEFINED IN SEC RULES. THE COMPANY USES THESE NON-GAAP FINANCIAL MEASURES IN OPERATING ITS BUSINESS BECAUSE MANAGEMENT BELIEVES THEY ARE LESS SUSCEPTIBLE TO VARIANCES IN ACTUAL OPERATING PERFORMANCE THAT CAN RESULT FROM THE EXCLUDED ITEMS, OTHER INFREQUENT CHARGES AND CURRENCY FLUCTUATIONS. THE COMPANY PRESENTS THESE FINANCIAL MEASURES TO INVESTORS BECAUSE MANAGEMENT BELIEVES THEY ARE USEFUL TO INVESTORS IN EVALUATING THE PRIMARY FACTORS THAT DRIVE THE COMPANY’S CORE OPERATING PERFORMANCE AND PROVIDE GREATER TRANSPARENCY INTO THE COMPANY’S RESULTS OF OPERATIONS. HOWEVER, ITEMS THAT ARE EXCLUDED AND OTHER ADJUSTMENTS AND ASSUMPTIONS THAT ARE MADE IN CALCULATING THESE NON-GAAP FINANCIAL MEASURES ARE SIGNIFICANT COMPONENTS IN UNDERSTANDING AND ASSESSING THE COMPANY’S FINANCIAL PERFORMANCE. THESE NON-GAAP FINANCIAL MEASURES SHOULD BE EVALUATED IN CONJUNCTION WITH, AND ARE NOT A SUBSTITUTE FOR, THE COMPANY’S GAAP FINANCIAL MEASURES. FURTHER, BECAUSE THESE NON-GAAP FINANCIAL MEASURES ARE NOT DETERMINED IN ACCORDANCE WITH GAAP AND ARE THUS SUSCEPTIBLE TO VARYING CALCULATIONS, THE NON-GAAP FINANCIAL MEASURES, AS PRESENTED, MAY NOT BE COMPARABLE TO OTHER SIMILARLY TITLED MEASURES OF OTHER COMPANIES. WHILE ACQUISITIONS ARE AN IMPORTANT PART OF THE COMPANY’S OVERALL STRATEGY, THE COMPANY HAS ADJUSTED THE APPLICABLE FINANCIAL CALCULATIONS TO EXCLUDE MERGER AND OTHER ACQUISITION EXPENSES TO ALLOW MORE ACCURATE COMPARISONS OF THE FINANCIAL RESULTS TO PRIOR PERIODS AND BECAUSE THE COMPANY DOES NOT CONSIDER THESE MERGER AND OTHER ACQUISITION EXPENSES TO BE RELATED TO THE ORGANIC OPERATIONS OF THE ACQUIRED BUSINESSES OR ITS CONTINUING OPERATIONS AND SUCH EXPENSES ARE GENERALLY NOT RELEVANT TO ASSESSING OR ESTIMATING THE LONG-TERM PERFORMANCE OF THE ACQUIRED BUSINESSES. MERGER AND OTHER ACQUISITION EXPENSES INCLUDE INCREMENTAL COSTS DIRECTLY ASSOCIATED WITH MERGER AND ACQUISITION ACTIVITIES, INCLUDING PROFESSIONAL FEES, LEGAL EXPENSES, SEVERANCE, RETENTION AND OTHER EMPLOYEE-RELATED COSTS, CONTRACT BREAKAGE COSTS AND COSTS RELATED TO THE CONSOLIDATION OF TECHNOLOGY SYSTEMS AND CORPORATE FACILITIES, AMONG OTHERS. THE COMPANY HAS CERTAIN LEASES IN MEXICO WHICH ARE DENOMINATED IN U.S. DOLLARS. THE LEASE LIABILITY OF THESE U.S. DOLLAR DENOMINATED LEASES, WHICH IS CONSIDERED A MONETARY LIABILITY, IS REMEASURED INTO MEXICAN PESOS USING CURRENT PERIOD EXCHANGE RATES WHICH RESULTS IN THE RECOGNITION OF FOREIGN CURRENCY EXCHANGE GAINS OR LOSSES. THE COMPANY HAS ADJUSTED THE APPLICABLE FINANCIAL MEASURES TO EXCLUDE THESE REMEASUREMENT GAINS OR LOSSES BECAUSE THEY ARE NON-CASH, NON-OPERATING ITEMS THAT COULD CREATE VOLATILITY IN THE COMPANY’S CONSOLIDATED RESULTS OF OPERATIONS DUE TO THE MAGNITUDE OF THE END OF PERIOD LEASE LIABILITY BEING REMEASURED AND TO IMPROVE COMPARABILITY OF CURRENT PERIODS PRESENTED WITH PRIOR PERIODS DUE TO THE ADOPTION OF ASC 842 ON JANUARY 1, 2019

RECONCILIATION OF NET INCOME TO ADJUSTED 33 NET INCOME ($ IN THOUSANDS, EXCEPT PER SHARE AMOUNTS) YEAR ENDED DECEMBER 31, 2017 2018 2019 IN THOUSANDS PER SHARE IN THOUSANDS PER SHARE IN THOUSANDS PER SHARE NET INCOME $143,892 $3.00 $153,206 $3.41 $164,618 $3.81 ADJUSTMENTS, NET OF TAX: MERGER AND OTHER ACQUISITION EXPENSES 5,710 0.12 5,412 0.12 1,276 0.03 OHIO CONSUMER LENDING WIND-DOWN COSTS AND ASSET - - 1,166 0.03 2,659 0.06 IMPAIRMENTS NET TAX BENEFIT FROM TAX ACT (27,269) (0.57) (1,494) (0.03) - - NON-CASH FOREIGN CURRENCY GAIN RELATED TO LEASE LIABILITY - - - - (653) (0.01) LOSS ON EXTINGUISHMENT OF DEBT 8,892 0.19 - - - - ADJUSTED NET INCOME $131,225 $2.74 $158,290 $3.53 $167,900 $3.89 A reconciliation of net income and earnings per share to adjusted net income and adjusted earnings per share for the year ended December 31, 2016 can be found in the Company’s 10-K filed with the SEC on March 1, 2017

Reconciliation of Net Income to EBITDA and Adjusted EBITDA

($ in thousands)

	Year Ended December 31,			TTM
	2017	2018	2019	Q1-2020
Net Income	$143,892	$153,206	$164,618	$154,881
Income taxes	28,420	52,103	59,993	56,604
Depreciation and amortization	55,233	42,961	41,904	42,704
Interest expense	24,035	29,173	34,035	34,083
Interest income	(1,597)	(2,444)	(1,055)	(1,036)
EBITDA	249,983	274,999	299,495	287,236
Adjustments:				
Merger and other acquisition expenses	9,062	7,643	1,766	1,685
Non-cash foreign currency gain related to lease liability	-	-	(933)	3,791
Non-cash write-off of certain merger related lease intangibles	-	-	-	3,630
Non-cash impairment of certain other assets	-	-	-	1,900
Ohio consumer lending wind-down costs and asset impairments	-	1,514	3,454	3,454
Loss on extinguishment of debt	14,114	-	-	-
Adjusted EBITDA	$273,159	$284,156	$303,782	$301,696

A reconciliation of net income to EBITDA and adjusted EBITDA for the year ended December 31, 2016 can be found in the Company's 10-K filed with the SEC on March 1, 2017

Reconciliation of Cash Flow From Operating Activities to Free Cash Flow & Adjusted Free Cash Flow

($ in thousands)

	Year Ended December 31,			TTM
	2017	2018	2019	Q1-2020
Cash Flow From Operating Activities	$220,357	$243,429	$231,596	$237,284
Cash flow from investing activities:				
Loan receivables, net of cash repayments	40,735	10,125	34,406	44,469
Purchases of furniture, fixtures, equipment and improvements	(25,971)	(35,677)	(44,311)	(45,234)
Free Cash Flow	235,121	217,877	221,691	236,519
Merger and other acquisition expenses paid, net of tax benefit	6,659	7,072	1,276	1,222
Adjusted Free Cash Flow	$241,780	$224,949	$222,967	$237,741

34

FirstCash

CONSTANT CURRENCY 35 CERTAIN PERFORMANCE METRICS DISCUSSED IN THIS RELEASE ARE PRESENTED ON A “CONSTANT CURRENCY” BASIS, WHICH IS CONSIDERED A NON-GAAP FINANCIAL MEASURE. THE COMPANY’S MANAGEMENT USES CONSTANT CURRENCY RESULTS TO EVALUATE OPERATING RESULTS OF BUSINESS OPERATIONS IN LATIN AMERICA, WHICH ARE PRIMARILY TRANSACTED IN LOCAL CURRENCIES. THE COMPANY BELIEVES CONSTANT CURRENCY RESULTS PROVIDE INVESTORS WITH VALUABLE SUPPLEMENTAL INFORMATION REGARDING THE UNDERLYING PERFORMANCE OF ITS BUSINESS OPERATIONS IN LATIN AMERICA, CONSISTENT WITH HOW THE COMPANY’S MANAGEMENT EVALUATES SUCH PERFORMANCE AND OPERATING RESULTS. CONSTANT CURRENCY RESULTS REPORTED HEREIN ARE CALCULATED BY TRANSLATING CERTAIN BALANCE SHEET AND INCOME STATEMENT ITEMS DENOMINATED IN LOCAL CURRENCIES USING THE EXCHANGE RATE FROM THE PRIOR-YEAR COMPARABLE PERIOD, AS OPPOSED TO THE CURRENT COMPARABLE PERIOD, IN ORDER TO EXCLUDE THE EFFECTS OF FOREIGN CURRENCY RATE FLUCTUATIONS FOR PURPOSES OF EVALUATING PERIOD-OVER-PERIOD COMPARISONS. BUSINESS OPERATIONS IN MEXICO, GUATEMALA AND COLOMBIA ARE TRANSACTED IN MEXICAN PESOS, GUATEMALAN QUETZALES AND COLOMBIAN PESOS, RESPECTIVELY. THE COMPANY ALSO HAS OPERATIONS IN EL SALVADOR WHERE THE REPORTING AND FUNCTIONAL CURRENCY IS THE U.S. DOLLAR. SEE THE LATIN AMERICA OPERATIONS SEGMENT TABLES ELSEWHERE IN THIS RELEASE FOR AN ADDITIONAL RECONCILIATION OF CERTAIN CONSTANT CURRENCY AMOUNTS TO AS REPORTED GAAP AMOUNTS.

36 GET IN TOUCH WITH US INVESTOR RELATIONS INVESTORRELATIONS@FIRSTCASH.COM INVESTORS.FIRSTCASH.COM 817 258 2650 GAR JACKSON GLOBAL IR GROUP GAR@GLOBALIRGROUP.COM 817 886 6998